================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: October 6, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                    74-1611874
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

    15835 Park Ten Place Drive                             77084
          Houston, Texas                                (Zip Code)
 (Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS

EXHIBIT 99.1               CONTRACT STATUS SUMMARY AT OCTOBER 6, 2003



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD SOUTHERN CROSS has been awarded a contract by Cairn Energy India Pty. Limited ("Cairn") to drill one firm well plus options for two additional wells off the coast of India. The drilling of the firm well is expected to take around 60 days to complete and, if the two options are exercised, another 80 days could be added to the program. The contract provides for a dayrate of $30,000 and a mobilization fee of $3 million, which is expected to cover the cost of relocating the rig from Egypt to India. Drilling operations are not expected to commence until the end of November, 2003. Contract opportunities for additional work following completion of the Cairn contract are being pursued in India and other areas of Southeast Asia.

     The RICHMOND is currently working under a contract with Union Oil Company of California ("Unocal"). Initially, the contract provided for the drilling of two firm wells plus an option well. Unocal has exercised the option well and in addition, has awarded the rig two more firm wells; thus, providing for a total of five wells to be drilled under the contract, of which, one has been completed. The Unocal contract provides for a dayrate of $26,500 and should take until February 2004 to complete.

     Additional information with respect to the Company's Contract Status Summary October 6, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE: October 6, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

99.1              Contract Status Summary at October 6, 2003

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                                                            EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                         AT OCTOBER 6, 2003






                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                         AT OCTOBER 6, 2003

  NAME OF RIG             LOCATION           CUSTOMER                   CONTRACT STATUS
  -----------             --------           --------                   ---------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             MALAYSIA           SARAWAK  SHELL  ("SHELL")  The rig is currently working under a drilling program in Malaysia to drill one well for Shell.
                                                                        The drilling of this well is estimated to take
                                                                        until mid-November 2003 to complete.  Following
                                                                        completion of its work in Malaysia, the rig will
                                                                        be moved to Japan to drill two wells estimated to
                                                                        take 100 to 120 days to complete.



ATWOOD HUNTER             ISRAEL             ISRAMCO, INC.              The rig is expected to complete its one well
                                                                        program in Israel in mid-October 2003.  Upon
                                                                        completion of this work, the rig may be idle while
                                                                        waiting for its next contract opportunity.  Future
                                                                        contract opportunities for additional work are
                                                                        being pursued in the Mediterranean area, as well
                                                                        as areas outside of the Mediterranean.



ATWOOD   EAGLE            ANGOLA             CNR RANGER (ANGOLA)        On September 22, 2003, the rig completed its work
                                             LIMITED ("CNR")            for ExxonMobil and is currently preparing to
                                                                        commence in early to mid October 2003 a one-well
                                                                        drilling program for CNR, which is expected to
                                                                        take 40 to 106 days to complete.  Contract
                                                                        opportunities for additional work in Angola and
                                                                        elsewhere in West Africa are being pursued.



SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in December
                                             PRODUCTION MALAYSIA        2004, with an option for the Operator to extend.
                                             INC.  ("EMEPMI")           EMEPMI has the right to terminate the contract
                                                                        after the completion of the first six months of
                                                                        the extension period (which commences in December
                                                                        2003) with 120 days written notice.



ATWOOD SOUTHERN CROSS     EGYPT PREPARING    CAIRN ENERGY INDIA PTY.    The rig is currently preparing to be mobilized to
                          TO MOBILIZE TO     LIMITED ("CAIRN")          India to commence, at the end of November 2003, a
                          INDIA                                         one-well plus two-options drilling program for
                                                                        Cairn.  The one firm well is expected to take 60
                                                                        days to complete and, if the two options are
                                                                        exercised, an additional 80 days could be added to
                                                                        the drilling program.  Contract opportunities for
                                                                        additional work in India, as well as other areas
                                                                        of Southeast Asia are being pursued.



SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for
                          GULF OF MEXICO                                future conversion to a tender-assist unit, similar
                                                                        to the SEAHAWK, once an acceptable contract
                                                                        opportunity is secured.  The rig is currently
                                                                        coldstacked.


CANTILEVER JACK-UPS -
----------------------

VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI for one
                                            ("EMEPMI")                  additional year), with EMEPMI having the right to
                                                                        terminate the drilling program after one year with
                                                                        at least 120 days notice period.



ATWOOD BEACON             MALAYSIA          MURPHY SARAWAK OIL          In early August 2003, the rig commenced working
                                            COMPANY, LTD. ("MURPHY")    under a contract with Murphy which provided for
                                                                        the drilling of three firm wells plus options to
                                                                        drill five additional wells off the coast of
                                                                        Malaysia.  Murphy has now exercised its option to
                                                                        extend the contract for the additional five
                                                                        wells.  It should take until January/February 2004
                                                                        to complete the drilling of the eight wells.
                                                                        Contract opportunities for additional work
                                                                        following completion of the Murphy contract are
                                                                        being pursued.

SUBMERSIBLE -
-------------

RICHMOND                  UNITED STATES      UNION OIL COMPANY OR       In September 2003, the rig commenced a two-well
                          GULF OF MEXICO     CALIFORNIA ("UNION")       plus one option well contract for UNION.  UNION
                                                                        has exercised the option well and in addition,
                                                                        has awarded the rig two more firm wells; thus,
                                                                        providing for a total of five wells to be drilled
                                                                        under the contract.  It should take until around February
                                                                        2004 to complete the drilling of the five wells.

MODULAR PLATFORMS -
-------------------

GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved
                                                                        in maintenance of the two rigs for future drilling
                                                                        programs.


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